UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 8, 2006

                                 COMPUMED, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                000-14210                    95-2860434
(State or other jurisdiction      (Commission                 (IRS Employer
       of incorporation)          File Number)              Identification No.)

     5777 West Century Blvd., Suite 1285, Los Angeles, CA          90045
          (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (310) 258-5000
--------------------------------------------------------------------------------

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


ITEM 8.01  OTHER EVENTS.

On November 8, 2006, the Company issued a press release in conjunction with the Company's Chief Executive Officer, Jerry McLaughlin's presentation at the Rodman & Renshaw, LLC Conference held on November 8, 2006.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number                         Description

99.1                     Press Release issued on November 8, 2006.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                CompuMed, Inc.
                                                (Registrant)
Date: November 8, 2006

                                                /s/  John G. McLaughlin
                                                     ------------------
                                                          (Signature)
                                                     John G. McLaughlin
                                                     President and
                                                     Chief Executive Officer